                                 FORM 8-K


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549




                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported): DECEMBER 19, 1995
                                                 ................


                            GREAT FALLS BANCORP
 .................................................................
          (Exact name of registrant as specified in its charter)


  NEW JERSEY                0-14294                  22-2545165
 .................................................................
  (State or other         (Commission              (IRS Employer
  jurisdiction of          File No.)            Identification No.)
  incorporation)

        55 UNION BOULEVARD, TOTOWA, NEW JERSEY      07512
 .................................................................
  (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: 201-942-1111
                                                   ..............


                                   NONE
 .................................................................
  (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

          On December 19, 1995, the Corporation's Board of Directors voted to expand the Board from seven (7) to ten (10) members, effective immediately following, and subject to, the consummation of the Corporation's acquisition (the "Acquisition") of all of the outstanding stock of Bergen Commercial Bank of Paramus, New Jersey ("BCB") solely in exchange for the Corporation's Common Stock. The Acquisition was approved by the respective shareholders of the Corporation and BCB on December 19, 1995 (see Item 5 below), and is expected to become effective at 11:59 p.m. on December 31, 1995 (the "Effective Time").

          The Corporation's Board of Directors then appointed Anthony M. Bruno, Jr., C. Mark Campbell and Charles J. Volpe as directors to fill the vacancies created by the increase in the number of members. At the same time, the Corporation's Board of Directors amended the Corporation's Bylaws, created new committees and reorganized its officer structure, as described below.

          The new committees of the Corporation's Board of Directors are the Management Coordinating Committee and the Executive Committee. The Management Coordinating Committee will be comprised of Messrs. Campbell, Irwin, and Bruno; its duties will be to coordinate the policies and operations of Great Falls Bank and BCB. The Executive Committee will be comprised of Messrs. Bramante, Bruno, Conklin, Irwin, Soldoveri and Urbano; its duties will be to carry out the responsibilities of the Board of Directors between meetings of the full Board of Directors.

          The new officers are as follows:

John L. Soldoveri:       Chairman of the Board of Directors and
                         Chief Executive Officer
George E. Irwin:         President and Chief Operating Officer
Anthony M. Bruno, Jr.    Vice Chairman of the Board of Directors
                         and Executive Vice President

          A copy of the Corporation's Bylaws, as amended and restated through December 19, 1995, effective at the close of business December 31, 1995 conditioned upon consummation of the Acquisition of Bergen Commercial Bank, is being filed with this Report on Form 8-K as Exhibit 3.1.

          All of such director and officer appointments and Bylaw amendments are also to become effective immediately following, and subject to, consummation of the Acquisition.

Item 5.  Other Events.

          On August 16, 1995, the Corporation executed an agreement with BCB relating to the Acquisition. BCB will become a wholly-owned bank subsidiary of the Corporation, separate from the Corporation's existing bank subsidiary, Great Falls Bank.

          On November 29, 1995, the Federal Reserve Bank of New York, acting pursuant to delegated authority from the Board of Governors of the Federal Reserve System, granted its approval of the Acquisition, thus fulfilling the last regulatory approval condition to consummation of the Acquisition.

          On December 19, 1995, the respective shareholders of both BCB and the Corporation conducted separate special meetings for the sole purpose of voting upon the Acquisition. At the BCB special shareholders meeting, the BCB shareholders approved the Acquisition by more than the 2/3 of BCB's outstanding stock as required by law. The votes were cast as follows:

In favor of the Acquisition:  312,685 (84.6% of outstanding shares)
    Against the Acquisition:      146
                Abstentions:        0
            Broker nonvotes:        0

     At the special meeting of the Corporation's shareholders, such shareholders approved the Acquisition by more than a majority of the Corporation's shares present at the special meeting as required by law. The votes were cast as follows:

In favor of the Acquisition:  575,846 (99.5% of shares present,
                                      53.8% of shares outstanding)
    Against the Acquisition:    1,477
                Abstentions:    1,366
            Broker nonvotes:        0

          The Acquisition is scheduled to be consummated effective at 11:59 p.m. on December 31, 1995.

          In anticipation of the effectiveness of the Acquisition, the Board of Directors expanded the Board of Directors, amended and restated its Bylaws and reorganized its management. See Item 1 above.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          3.1  Restated Bylaws of Great Falls Bancorp adopted
               December 19, 1995, effective December 31, 1995

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GREAT FALLS BANCORP
                                   ..............................
                                           (Registrant)

        DECEMBER 26, 1995             /s/ George E. Irwin
Date .........................     ..............................
                                           (Signature)

                                        GEORGE E. IRWIN
                                        VICE PRESIDENT

                              EXHIBIT 3.1

                                   BYLAWS

                                     OF

                            GREAT FALLS BANCORP

                           Adopted June 13, 1985

                         As Amended and Restated
                       Effective December 31, 1995


                             ARTICLE I

                                  OFFICES

          1. Registered Office and Agent. The Corporation shall maintain a Registered Office as required by the New Jersey Business Corporation Act, as amended from time to time (the "Act"), at a location in the State of New Jersey designated by the Board of Directors from time to time. In the absence of a contrary designation by the Board of Directors, or in the event of the resignation of the Corporation's designated Registered Agent leaving a vacancy which is not filled by the Board of Directors, the Corporation's Registered Office shall be located at its Principal Office.

          The Corporation shall maintain a Registered Agent who shall have a business office at the Corporation's Registered Office. The Registered Agent shall be designated by the Board of Directors from time to time to serve at its pleasure. In the absence of a contrary designation by the Board of Directors, or in the event of the resignation of the Corporation's designated Registered Agent leaving a vacancy which is not filled by the Board of Directors, the Corporation's Registered Agent shall be the Treasurer of the Corporation.

          2. Principal Place of Business. The principal place of business of the Corporation is 55 Union Boulevard, Totowa, New
Jersey 07512.

          3. Other Places of Business. Branch or subordinate places of business or offices may be established at any time by the Board at any place or places where the Corporation is qualified to do business.


                             ARTICLE II

                            SHAREHOLDERS

         1. Annual Meeting. The annual meeting of Shareholders shall be held upon not less than ten (10) nor more than sixty (60) days written notice of the time, place and purposes of the meeting at 5:30 p.m. on the fourth Wednesday of the month of April of each year at the principal place of business of the corporation or such other time and place as shall be specified in the notice of meeting, in order to elect directors and transact such other business as shall come before the meeting. If that date is a legal holiday, the meeting shall be held at the same hour on the next succeeding business day.

          2. Special Meeting. A special meeting of the Shareholders may be called for any purpose by a majority of the Board. A special meeting shall be held at the principal business office of the Corporation or at such other place as shall be specified in the notice of meeting. Special meetings shall be called upon written notice of the time, place, and purposes of the meeting given not less than ten (10) nor more than sixty (60) days prior to the date of the meeting.

          3. Quorum. The presence at a meeting in person or by proxy of the holders of shares entitled to cast a majority of the votes shall constitute a quorum, except where a greater number is required by law.


                             ARTICLE III

                             BOARD OF DIRECTORS

          1. Number and Term of Office. The Board shall consist of not less than five (5) nor more than fifteen (15) members as set from time to time by the Board of Directors. The number of Directors commencing on the date of adoption of these Bylaws is seven (7). Such Directors shall serve until the next annual meeting of Shareholders, to be held in 1986, and the election and qualification of their successors. Effective commencing with the 1986 annual meeting of Shareholders, the Directors shall be divided into three (3) classes, each class to consist, as nearly as may be, of one-third (1/3) of the number of Directors then constituting the whole Board. The term of office of the first class elected at the 1986 annual meeting of Shareholders shall expire at the 1987 annual meeting of Shareholders. The term of office of the second class elected at the 1986 annual meeting of Shareholders shall expire one
(1) year thereafter. The term of office of the third class elected at the 1986 annual meeting of the Shareholders shall expire two (2) years thereafter. At each succeeding annual election, the Directors elected shall be chosen for a full term of three (3) years to succeed those whose terms expire. Consistent with the foregoing, the number and terms of office of Directors to be elected at any particular annual meeting of Shareholders of the Corporation shall be fixed by the Board of Directors at a meeting of the Board held not more than one hundred twenty (120) days prior to the annual meeting of Shareholders. In addition, between annual meetings of Shareholders the Board of Directors shall have authority to increase the number of Directors by not more than two (2) members, and to fill the vacancies created by such increase, in which event the terms of the Directors filling such vacancies shall be fixed in such manner as to result in each class consisting, as nearly as may be, of one-third (1/3) of the Directors then constituting the whole Board as so increased. Each Director elected by the Shareholders shall hold office until the expiration of the term for which such Director is elected and until such Director's successor shall have been elected and qualified. (See Section 6 of Article III of these Bylaws regarding the office of a Director elected by the Board of Directors.)

          2. Regular Meetings. A regular meeting of the Board shall be held without notice on the fourth Wednesday in April at approximately 6:00 p.m. at the principal office of the Corporation, or at such other place as the annual meeting of Shareholders shall have been held, immediately following the close of the annual meeting of Shareholders referred to in Article II, Section 1 of the Bylaws, or at such other time and place as may be specified in a notice given orally or in writing at least two (2) days prior to such meeting, for the purposes of electing officers and conducting such other business as may come before the meeting. In the event that the annual meeting of Shareholders is adjourned for any reason beyond the date set forth in Article II, Section 1, of these Bylaws, then the annual meeting of directors shall also be adjourned for the same number of days. The Board, by resolution, may provide for additional regular meetings which may be held without notice, except to members not present at the time of the adoption of the resolution.

          3. Special Meetings. A special meeting of the Board may be called at any time by the Chairman or the President or by any three (3) directors for any purpose. Such meeting shall be held upon three (3) days' notice if given orally (either by telephone or in person) or by telegraph, or upon five (5) days' notice if given by depositing the notice in the United States mails, postage prepaid. Such notice shall specify the time and place of the meeting.

          4. Action Without Meeting. The Board may act without a meeting if, prior or subsequent to such action, each member of the Board shall consent in writing to such action. Such written consent or consents shall be filed in the minute book.

          5. Quorum. A majority of the entire Board shall constitute a quorum for the transaction of business.

          6. Vacancies In Board of Directors. Any vacancy in the Board, including a vacancy caused by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board, or by a sole remaining director. Each Director elected by the Board of Directors to fill any vacancy shall hold office only until the next annual meeting of Shareholders, at which time the Shareholders will elect such Director's successor for the succeeding term or, if applicable, for the remaining portion of the full term of the Director so elected to the Board.

         7. Executive Committee. There shall be a standing committee known as the Executive Committee, whose membership shall be comprised of the Chairman of the Board, who shall also be Chairman of the Committee, the Vice Chairman of the Board, the President of the Corporation, and three additional members, who shall be proposed by the Chairman of the Board, and elected by the Board of Directors. The Board of Directors may at any time change the membership of or fill vacancies on the Committee. Unless otherwise provided by resolution of the Board of Directors, the Executive Committee shall have and may exercise the powers of the Board of Directors in the management of the business and the affairs of the Corporation, except that unless provided by a resolution of a majority of the whole Board of Directors, the Executive Committee shall not be authorized to declare any dividends to stockholders, elect officers of the Corporation, fill vacancies in the Board of Directors, the Executive Committee or any other committee of the Board of Directors, amend these bylaws or take any other action which under these bylaws or applicable law must be taken only by a vote of a majority of the entire Board of Directors. All action of the Executive Committee shall be reported to the Board of Directors at the meeting of such next succeeding the taking of such action.

         8.   Management Coordinating Committee.   There shall be a
standing committee known as the Management Coordinating Committee, whose membership shall be comprised of the Vice Chairman, if that office is filled, the President of the Corporation, and such additional members as may be recommended by the Chairman and approved by the Board of Directors. In making his recommendation for membership on the Committee, the Chairman shall give consideration to the appropriateness of the appointment of persons who, in addition to being members of the Board, also serve as president and/or CEO of subsidiaries of the Corporation. The Vice Chairman shall be the chairman of such committee, and shall preside at all of its meetings. In the event that the office of Vice Chairman has not been filled, the Board of Directors, at the time it appoints the members of the committee, shall designate a chairman. The committee shall meet as frequently as it determines is necessary, but at least monthly. The duties of the committee shall include the coordination of the management and operations of all of the corporation's subsidiaries, and the recommendation to the Board of Directors and Executive Committee of policies relating to the operation of the subsidiaries, and uniformity therein where appropriate. The committee shall have such other duties and responsibilities as may from time to time be given to it by the Board of Directors or the Executive Committee.

         9.   Other Committees.    The Board of Directors or the
Chairman may at any time and from time to time establish, and appoint such other committees as deemed advisable. If created by the Board, the resolution establishing such committees shall define the duties and powers of the committees. Appointments to the committees shall be made by the Board, if the resolution establishing the committee so provides, or by the Chairman in all other cases. Such appointed members shall serve at the pleasure of the Board.

          10. Qualifications. No person who shall have attained the age of seventy (70) shall be eligible to be elected or reelected as a director; provided, that this restriction shall not apply to John Soldoveri, the founder and first Chairman of the Board of the Corporation, until he shall have attained the age of seventy-five
(75).

        11. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any Shareholder of any outstanding class of capital stock entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management, shall be made in writing and shall be delivered or mailed to the Chairman of the Board of the Corporation not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of Shareholders called for the election of Directors, provided however, that if less than twenty-one (21) days' notice of the meeting is given to Shareholders, such nominations shall be mailed or delivered to the Chairman of the Board not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed.

                              ARTICLE IV

                          WAIVERS OF NOTICE

          Any notice required by these Bylaws, by the Certificate of Incorporation, or by the New Jersey Business Corporation Act may be waived in writing by any person entitled to notice. The waiver or waivers may be executed either before or after the event with respect to which notice is waived. Each director or Shareholder attending a meeting without protesting, prior to its conclusion, the lack of proper notice shall be deemed conclusively to have waived notice of the meeting.


                              ARTICLE V

                              OFFICERS

            1.     Election and Appointment.   The Directors at their
first meeting following the annual meeting of Shareholders shall elect a Chairman of the Board of Directors and a President. The Board may also elect a Vice Chairman of the Board of Directors, and one or more Vice Presidents from their own number. The Board shall designate a Chief Executive Officer, and may designate a Chief Operating Officer from among the officers so elected. They shall also elect a Secretary and a Treasurer, who need not be Directors. Except where prohibited by law any two offices may be held by the same person. Other officers, including additional Vice Presidents, who need not be Directors, may from time to time be elected or appointed by the Board of Directors.

          2. Term of Office. The Chairman of the Board of Directors, the President and any Vice-Presidents selected from among the members of the Board shall hold office from the time of their election until the next annual meeting of the Board. All other officers shall hold office at the pleasure of the Board. Any officer may be removed from office by the affirmative vote of two-thirds (2/3rds) of the remaining directors.

          3. Compensation. Salaries of all officers shall be fixed from time to time by the Board of Directors.

            4.     Chairman of the Board.   The Chairman of the Board
shall preside at all meetings of the Board of Directors, and have general charge and supervision of the affairs of the Board of Directors and of the Corporation. He shall execute the orders of the Board and supervise the policies adopted or approved by the Board. He shall preside at all meetings of the shareholders. He shall be a member of and chairman of the Executive Committee, as well as a member ex-officio of all standing committees, except any audit committee, if established, unless otherwise provided by law or by the Board of Directors.

            5.     Vice Chairman.   The Board of Directors may elect a
Vice Chairman. The Vice Chairman, in the absence or disability of the Chairman of the Board, shall perform all the duties of the Chairman. The Vice Chairman shall be the Chairman of the Management Coordinating Committee, a member of the Executive Committee, and shall perform such other duties as from time to time may be assigned to him/her by the Board of Directors, or delegated to him/her by the Chairman.

            6.     President.   The President, in the absence or
disability of the Chairman of the Board and the Vice Chairman of the Board, shall perform the duties of the Chairman. The President shall sign all instruments which may be required by the Bylaws or in carrying on the normal and proper business of the Corporation, and all certificates of stock of the corporation when necessary. The President shall be a member of the Executive Committee, the Management Coordinating Committee, and shall be a member ex-officio of all other committees, except an audit committee, unless otherwise provided by law, or by the Board of Directors.

            7.     Chief Executive Officer.   The Chief Executive
Officer shall have general charge of the administrative affairs of the Corporation, and in the absence of a Chief Operating Officer, the operations of the Corporation. He shall have the authority to prescribe the duties of all officers whose duties are not prescribed herein, and may delegate authority and responsibilities to other officers and employees where it may be deemed appropriate for the prompt and orderly transaction of the Corporation's business.

            8.     Chief Operating Officer.   The Chief Operating
Officer, if appointed, shall have general charge of the operational affairs of the Corporation, and shall be responsible for the implementation by the subsidiaries of the policies adopted by the Board, the Executive Committee and the Management Coordinating Committee. He or she shall prescribe the duties of all clerks, agents and employees of the Corporation, and shall have the authority to appoint, dismiss and fix the salaries of such persons, and to perform such other duties as shall from time to time be assigned or delegated to him or her by the Chief Executive Officer.

        9. Vice Presidents. In the absence or disability of the Chairman of the Board and the President, their duties shall be performed by one or more of the Vice Presidents as may be delegated by the Board of Directors. They shall also perform such duties as may be assigned by the Chairman, the President, the Board of Directors or the Executive Committee, if there be one.

          10. Duties and Authority of Treasurer. The Treasurer shall have the custody of the funds and securities of the Corporation and shall keep or cause to be kept regular books of account for the Corporation. The Treasurer shall perform such other duties and possess such other powers as are incident to that office or as shall be assigned by the Chairman, President or the Board.

          11. Duties and Authority of Secretary. The Secretary shall cause notices of all meetings to be served as prescribed in these Bylaws and shall keep or cause to be kept the minutes of all meetings of the Shareholders and the Board. The Secretary shall have charge of the seal of the Corporation. The Secretary shall perform such other duties and possess such other powers as are incident to that office or as are assigned by the Chairman, President or the Board. Provided, however, that the Board may appoint a Secretary to the Board for the purpose of keeping its minutes and performing such other duties as may be delegated by the Board.

                                 ARTICLE VI

                 INDEMNIFICATION OF DIRECTORS AND OFFICERS

          (a) Proceedings by Others. Provided a specific determination has been made as set forth below, the Corporation shall indemnify any person who is or was a Director or officer of the Corporation, or the legal representative of any such Director or officer, against reasonable costs, disbursements, and expenses, reasonable counsel fees, and amounts paid or incurred in satisfaction of settlements, judgments, fines and penalties, in connection with any proceeding involving such Director or officer by reason of his being or having been such a Director or officer, other than a proceeding by or in the right of the Corporation, if

           (i) such Director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and

          (ii) with respect to any criminal proceeding, such Director or officer had no reasonable cause to believe his conduct was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that such Director or officer did not meet the applicable standards of conduct set forth in subparagraphs (i) and (ii) hereof. No indemnification called for by this paragraph shall be made by the Corporation unless authorized in the specific case upon a determination that indemnification is proper in the circumstances because the Director or officer met the standard of conduct set forth in subparagraph (i) and, if applicable
(ii) of this paragraph (a).  Such determination shall be made

           (1) by the Board of Directors acting by a quorum of Directors who were not parties to the proceeding; or

           (2) if such a quorum is not obtainable, or, even if obtainable and a quorum of the disinterested Directors so directs, by independent legal counsel in a written opinion; or

           (3)  by its Shareholders.

          (b) Proceedings by Corporation. Provided a specific determination has been made, or court order entered, as set forth below, the Corporation shall indemnify any person who is or was a Director or officer of the Corporation against his reasonable costs, disbursements and counsel fees in connection with any proceeding by or in the right of the Corporation to procure a judgment in its favor which involves such Director or officer by reason of his being or having been such Director or officer, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. However, in no such proceeding shall indemnification be provided in respect of any claim, issue or matter as to which such Director or officer shall have been adjudged to be liable for negligence or misconduct, unless and only to the extent that the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, in view of all circumstances of the case such Director or officer is fairly and reasonably entitled to indemnity for such reasonable costs, disbursements and counsel fees as the court shall deem proper. No indemnification called for by this paragraph shall be made by the Corporation unless ordered by a court, or unless authorized in the specific case upon a determination that indemnification is proper in the circumstances because the Director or officer met the standard of conduct set forth above in this paragraph (b). Such determination shall be made in one of three (3) manners referred to in the last sentence of paragraph (a) of this Article.

         (c) Required Indemnification. Notwithstanding the requirements of paragraphs (a) and (b) for a determination that indemnification is proper in a specific case, the Corporation shall in all cases indemnify any person who is or was a Director or officer of the Corporation against reasonable costs, disbursements and counsel fees to the extent that such Director or officer has been successful on the merits or otherwise in any proceeding referred to in paragraphs (a) and (b) of this Article or in defense of any claim, issue or matter therein.

         (d) Advance Payment of Expenses Permitted. Reasonable costs, disbursements and counsel fees incurred by a Director or officer of the Corporation in connection with a proceeding may be paid by the Corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified as provided in this Article.

         (e) Proceeding Defined. As used in this Article VI, the term "proceeding" means any pending, threatened or completed civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal therein and any inquiry or investigation which could lead to such action, suit or proceeding.

         (f) Provisions not Exclusive. The indemnification provided by this Article shall be in addition to, and not exclusive of, any other rights to which a Director or officer, or any rights to which an employee or agent, of the Corporation may be entitled under the laws of the State of New Jersey or under any agreement, vote of shareholders, or otherwise.


                           ARTICLE VII

                  AMENDMENTS TO AND EFFECT OF

                     BYLAWS; FISCAL YEAR

         1. Force and Effect of Bylaws. These Bylaws are subject to the provisions of the New Jersey Business Corporation Act and the Corporation's Certificate of Incorporation, as it may be amended from time to time. If any provision in these Bylaws is inconsistent with a provision in that Act or the Certificate of Incorporation, the provision of that Act or the Certificate of Incorporation shall govern.

         2. Amendments to Bylaws. These Bylaws may be altered, amended or repealed by the Shareholders or the Board. Any Bylaw adopted, amended or repealed by the Shareholders may be amended or repealed by the Board, unless the resolution of the Shareholders adopting such Bylaw expressly reserves to the Shareholders the right to amend or repeal it.

         3. Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of December of each year.